U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Date of Report: January 24, 2007


                             I.C. ISAACS & COMPANY,
             INC. (Exact name of issuer as specified in its charter)


         Delaware                     0-23379                  52-1377061
         --------                     -------                  ----------
(State or Other Jurisdiction of   (Commission File           (IRS Employer
Incorporation or Organization)         Number)             Identification No.)


                3840 Bank Street, Baltimore, Maryland 21224-2522
              (Address and Zip Code of Principal Executive Offices)


                                 (410) 342-8200
                         (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

         On January 24, 2007 the Registrant issued a press release pre-announcing its fiscal year 2006 financial results. A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.



Item 9.01 Financial Statements and Exhibits

Number              Description
------              -----------
Exhibit 99.1        Press release dated January 24, 2007.

                                    Signature

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         I.C. Isaacs & Company, Inc.



Dated: January 24, 2007                  By /s/ Gregg A. Holst
                                                ----------------------------
                                                  Gregg A. Holst
                                                  Chief Financial Officer